TERM LOAN AGREEMENT                   Exhibit 10.16


     This Term Loan Agreement is entered into as of the 5th day of May, 1998, by and between UNION PLANTERS BANK, NATIONAL ASSOCIATION, a national banking association, whose address is 6200 Poplar Avenue, HQ4, Memphis, Tennessee, 38119
Attn: Commercial Lending (herein "Lender" or "Bank"), and FRED'S, INC., a Tennessee corporation, whose address is 4300 New Getwell Road, Memphis, Tennessee 38118 (herein "Borrower").

                                   WITNESSETH

     WHEREAS, Borrower has requested that Lender make the loan described below; and

     WHEREAS, Lender is willing to lend funds to Borrower on the terms and conditions hereinafter set forth;

     NOW,  THEREFORE,  in  consideration  of the  premises and of other good and
valuable   consideration,   the   adequacy  and  receipt  of  which  are  hereby
acknowledged, the parties hereto hereby agree as follows:


1.       DEFINITIONS

     1.1 Definitions. In addition to terms defined elsewhere in this Agreement, the following terms shall have the meanings indicated, which meanings shall be equally applicable to both the singular and plural forms of such terms:

     "Advance" shall mean the drawing down by Borrower of loans from Lender on any given Advance Date.

     "Advance Date" shall mean the date as of which an Advance is consummated.

     "Affiliate" of any Person shall mean any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of any Person shall mean the power, directly or indirectly, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or
(ii) direct the management and policies of such Person, whether by contract or otherwise. The term "Affiliate" shall include, without limitation, any partnership of which the Borrower, or any Affiliate of the Borrower is a general partner or is a limited partner with more than a ten percent (10%) interest.

     "Borrowing Limit" shall mean the Commitment.



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     "Business Day" shall mean a day on which  commercial  banks are required to be open for business in Memphis, Tennessee.

     "Commitment" shall mean Twelve Million Dollars ($12,000,000.00).

     "Debt" means, with respect to any Person, considered on a consolidated basis, all indebtedness and other similar monetary obligations of such Person, including all obligations of such Person under capital leases.

     "Debt Service" shall mean all amounts payable or to be paid during the 12 months following any date of measurement, with respect to all Debt, including without limitation, payments on capital leases, maturities of capital leases, and maturities of other Debt during such period, and including without limitation, all interest, fees and expenses with respect to all of the foregoing.

     "Default" shall mean any event which, with the lapse of time, the giving of notice, or both, would become an Event of Default hereunder.

     "EBITDA" means consolidated Net Income plus interest expense, taxes, depreciation and amortization, all calculated on a consolidated basis in accordance with generally accepted accounting principals consistently applied.

     "Event of Default" shall have the meaning defined in Section 8.1.

     "Indebtedness" shall mean, for any Person, considered on a consolidated basis, (a) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services, (b) all indebtedness or other obligations of any other Person the payment or collection of which such Person has guaranteed (except by reason of endorsement for collection in the ordinary course of business) or in respect of which such Person is liable, contingently or otherwise, including without limitation liable by way of agreement to purchase, to provide funds for payment, to supply funds to or otherwise to invest in such other Person, or other wise to assure a creditor against loss, (c) all indebtedness or other obligations of any other Person for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance upon or in property (including without limitation accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness or obligations, and (d) capitalized lease obligations of such Person.

     "Interest Rate" shall mean a per annum rate as set forth in the Note.

     "Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a person or entity other than the owner of the Property, whether such interest is based on the common law, statute, or contract, and including, but not limited to, the lien or security interest arising from


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a mortgage, encumbrance,  pledge, security agreement, conditional sale, or trust receipt, or a lease, consignment, or bailment for security purposes.

     "Loan Documents" shall mean each of this Agreement, the Note, the Negative Pledge Agreement and each other document or instrument executed by the Borrower or any Affiliate in favor of the Lender in connection with the transaction contemplated hereby.

     "Negative Pledge Agreement" shall mean the Negative Pledge Agreement executed in counterparts by Borrower in favor of Lender and dated as of even date herewith.

     "Maturity Date" shall mean November 1, 2005, unless accelerated earlier pursuant to the terms of this Agreement.

     "Net Income" of the Borrower and its Subsidiaries for any period shall mean the net income, determined in accordance with generally accepted accounting principles, consistently applied, on a consolidated basis, but in any event by deducting from the amount of its gross income for such period all operating expenses and other proper charges to income for such period, including (without in any respect limiting the generality of the foregoing) interest on all outstanding Indebtedness, amortization of debt discount and expense, amortization of all other deferred charges properly sub ject to amortization, provisions for all taxes including taxes based on or measured by income, provisions for all contingency reserves whether general or special, made in accordance with gen erally accepted accounting principles (but, to the extent that any such provision is subsequently determined to have been unnecessary and is reversed on the books of such Person, the amount thereof (less the amount of taxes, if any, with respect thereto) may be included in computations of "Net Income" subsequently made for the period in which such provision was created), and provisions for depreciation, retirements and obsolescence in accordance with generally accepted accounting principles and in amounts not less than those actually deducted on the books of such Person, provided, however, that profits realized or losses sustained from the sale or other disposition of capital assets shall be excluded and the deduction for income taxes shall be determined as though such profits had not been realized and such losses had not been sustained.

     "Note" shall mean the Promissory Note in the amount of the Commitment made by the Bor rower in connection with the transactions contemplated hereby.

     "Obligations" include, without limitation, any and all liabilities, debts, and obligations of the Borrower to the Lender, of each and every kind, nature and description, under this Agreement, under any other Loan Document or under any other agreement between the Borrower and the Lender. "Obligations" also includes, without limitation, any and all obligations of the Borrower to act or to refrain from acting in accordance with the terms, provisions, and covenants of this Agreement or of any other agreement between the Borrower and the Lender or any other instrument furnished by the Borrower to the Lender. The Lender's books and records shall be prima facie evidence of the amount of the Borrower's indebtedness to the Lender hereunder.



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     "Partial  Affiliates"  shall mean any  Affiliates of Borrower which are not wholly owned and controlled by Borrower.

     "Person" shall mean any natural person, corporation, unincorporated organization, trust, joint-stock company, joint venture, association, company, partnership or government, or any agency or political subdivision of any government, or any other form of entity.

     "Property" means the property described on Exhibit "A" attached hereto, and all improvements and fixtures thereon and all appurtenances thereto.

     "Subsidiary" means (i) any corporation of which more than fifty percent (50%) of the issued and outstanding Voting Stock is owned or controlled at the time as of which any determination is being made directly or indirectly by any Person; or (ii) any limited liability company, partnership or limited partnership of which more than fifty percent (50%) of the interests therein is owned or controlled at the time as of which any determination is being made, directly or indirectly by any Person.

     "Tangible Net Worth" of the Borrower shall mean "assets" of the Borrower and its Subsidiaries on a consolidated basis less total "liabilities" of the Borrower and its Subsidiaries on a consolidated basis. There shall be excluded therefrom all intangible assets, including, but without limitation, organizational expenses, patents, trademarks, copyrights, goodwill, covenants not to compete, research and development costs, training costs, treasury stock and all unamortized debt discount, all deferred income taxes and all deferred charges. "Tangible Net Worth," "assets" and "liabilities" shall be computed in accordance with generally accepted accounting principles, consistently applied, except that shareholder notes receivable shall be excluded.

     "Voting Stock" means securities of any class of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or persons performing similar functions).

     1.2 Accounting Terms. Accounting terms not specifically defined in this Agreement shall have the meanings given to them under accounting principles and practices generally accepted in the United States, applied on a basis consistent with prior periods.

     1.3 Other Definitional Provisions. The words "hereof", "herein" and "hereunder", and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement. Any Section, Exhibit or Schedule references are to this Agreement unless otherwise specified.




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2.       AMOUNTS AND TERMS OF THE ADVANCES

     2.1 The Loan. The Bank agrees, upon terms and conditions of this Agreement, to make Advances from time to time to Borrower during the period from the date hereof to the Maturity Date in an aggregate outstanding amount not to exceed at any time the Commitment.

     2.2 Making the Loan. Each Advance shall be made on written notice given by the Borrower to the Bank two Business Days prior to the date upon which the Advance is to be made.

     2.3 Funding of Term Loan.  Upon  fulfillment of the conditions set forth in
Article 4 hereof, the Lender shall on each Advance Date make available to the Borrower the amount of the requested Advance (provided that the aggregate amount of all Advances made to date plus the new Advance does not exceed the Commitment), by transfer of immediately available funds to an account maintained by the Borrower with the Lender. The Advances made by the Lender from time to time to the Borrower under this Agreement shall be made against, evidenced by and repaid with interest thereon in accordance with the Note of the Borrower. Amounts repaid may not be reborrowed.

     2.4 Interest. Interest shall accrue on the outstanding balance of all Advances made pursuant to the Loan at the rate of interest set forth in the Note.

     2.5 Non-Use Fee. As additional consideration for Bank's commitment to make the Loan hereunder and reservation of monies to fund the Loan, Borrower shall pay to Bank monthly, with respect to the immediately prior calendar month, a monthly fee (the "Non-Use Fee"), calculated on an annualized basis with respect to the unadvanced part of the Loan. The Non-Use Fee shall only be payable with respect to periods prior to the Conversion Date. If the Unadvanced Portion (as defined below) of the Loan, is less than or equal to $6,000,000.00, the monthly Non-Use Fee is ten (10) basis points multiplied by the Unadvanced Portion; if the Unadvanced Portion is greater than $6,000,000.00 but less than $9,000,000.00, then the monthly Non-Use Fee is fifteen (15) basis points multiplied by the Unadvanced Portion; and if the Unadvanced Portion is greater than or equal to $9,000,000.00, the monthly Non-Use Fee is twenty (20) basis points multiplied by the Unadvanced Portion.

     In no event shall the Non-Use Fee exceed the amount permitted pursuant by applicable law, when taken together with all interest and charges, and in the event the same shall be received in excess of the amount approved by applicable law, it shall be applied to payment of principal and other sums due under the Loan rather than to such fee.

     The term "Unadvanced Portion" means the average daily difference between the Commitment and the aggregate of all Advances outstanding on each day. All Non-Use Fees shall be paid at maturity, however such maturity may occur, in the event not previously paid as scheduled above.



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     2.6 Repayment  Terms.  Interest and principal shall be payable as set forth in the Note. On the Maturity Date the Borrower shall repay all principal advances together with interest thereon.


3.       SECURITY

     As security for the Indebtedness of Borrower to Lender hereunder, Borrower will and hereby grants and conveys to Lender:

     3.1 Negative Pledge. Borrower for good and valuable consideration grants to Lender a negative pledge as set forth in the Negative Pledge Agreement with respect to the Property, and any other documents reasonably required by Bank to evidence the negative pledge, recorded at Lender's discretion in counties and states where the Property is located. The Negative Pledge Agreement sets forth a list of exceptions describing various matters not covered by the Negative Pledge.


4.       CONDITIONS TO ADVANCE

     The Lender shall not be obligated to make any Advance to the Borrower hereunder unless the following conditions have been satisfied, in the reasonable opinion of Lender and its counsel:

     4.1 Each Advance. The obligation of the Lender to make each Advance hereunder is subject to the conditions of Section 4.2 below, and to the following conditions precedent, each of which shall have been met or performed on or before the Advance Date in form and substance satisfactory to Lender:

     (a) No Default. No Default or Event of Default shall have occurred and be continuing or will occur upon the making of the Advance.

     (b) Correctness of Representations. The representations and warranties made by the Borrower in this Agreement shall be with the same force and effect as though such rep resentations and warranties had been made on and as of the Advance Date.

     (c) Notice of Advance. The Borrower shall have delivered to the Lender the notice of advance provided for in Section 2.2 hereof.

     (d) No Litigation; Certain Other Conditions. There shall be no suit or proceeding pending or threatened before any court or by or before any governmental or regulatory autho rity, commission, bureau or agency or public regulatory body which suit, if determined adversely to the Borrower, might have a material adverse effect on the financial condition or business of the Borrower, on a consolidated basis.



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     (e) No Material  Adverse Change.  There shall have been no material adverse change in the financial condition, business or prospects of the Borrower, considered on a consolidated basis, since the date of the initial pre-closing Financial Statements dated November 1, 1997. There shall have been no material adverse change in the financial condition, business or prospects of the Borrower, considered on a consolidated basis, since the date of the then most recently submitted Financial Statements.

     (f) Compliance Certificate. Borrower shall have furnished to Lender a compliance certificate duly executed by its chief financial officer or Treasurer (the "Compliance Certificate") dated the Advance Date, in the form attached hereto as Exhibit "B", to the effect that each of the conditions set forth in this Section 4.1 has been met as of such date.

     4.2 Initial Advance. The obligation of the Lender to make the initial Advance hereunder is subject to the following additional conditions precedent, each of which shall have been met or performed by the date of such initial
Advance:

     (a) Note and Other Loan Documents. The Note, Compliance Certificate, Negative Pledge Agreement in multiple counterparts, and the other Loan Documents, each duly executed by the Borrower and otherwise completed, shall have been delivered to the Lender.

     (b) Opinion of Counsel. The Lender shall have received from independent counsel to the Borrower a legal opinion in substantially the form attached hereto as Exhibit "C".

     (c) Certificate of Existence. The Borrower shall have delivered to the Lender a Certificate of Existence from the State in which it is incorporated or authorized to do business.

     (d) Evidence of Insurance. The Borrower shall have submitted to the Lender evidence that it maintains insurance conforming to the requirements of Article 6 hereof.

     (e) Filing; Other Perfection. The Lender's Negative Pledge Agreement shall have been duly recorded or filed in counterparts in the manner and places elected by Lender with respect to the Property of Borrower, and all taxes, fees and other charges in connection with the execution, delivery and filing of such statements or forms with respect thereto shall have been duly paid by the Borrower.

     (f) Checklist Items. Without limitation, Borrower agrees to provide all items shown on the closing checklist attached as Exhibit "D" in form and substance satisfactory to Lender on or before Loan closing, except the items marked as "post-closing" shall be provided within the number of days after the date hereof which are specified on the checklist.

     (g) Lender's Fee. The Borrower shall have paid Lender's up-front fee of Eighteen Thousand and No/100 Dollars ($18,000.00) and Lender's reasonable closing costs and reasonable attorney fees.


5.       REPRESENTATIONS AND WARRANTIES OF THE BORROWER

     In order to induce the Lender to enter into this Agreement and to make the loans provided for herein, the Borrower makes the following representations and warranties to the Lender, all of which shall survive the execution and delivery of this Agreement and the Note. The representations and warranties are continuing and are deemed made and remade as of each day so long as any obligations remain due under the Loan Documents. As of each such day, the following are and will remain true and correct:


     5.1 Corporate Existence and Power. The Borrower and its Subsidiaries each is a corporation duly incorporated, validly existing under the laws of the jurisdiction of its incorporation and duly qualified or licensed to transact business in all places where the nature of the properties owned by it or the business conducted by it makes such qualification necessary or where the failure to be so qualified or licensed might have a material adverse effect upon the financial condition, business or properties of the Borrower, considered on a consolidated basis.

     5.2  Subsidiaries.   Fred's  Stores  of  Tennessee,  Inc.,  Fred's  Capital
Management, Inc., and Fred's Real Estate and Equipment Management Corporation are wholly-owned subsidiaries of Borrower.

     5.3 Corporate Authority. The execution, delivery and performance of this Agreement, the borrowing hereunder and the execution of the Note and the other Loan Documents executed pursuant hereto have been authorized by all requisite corporate action of Borrower. Neither the authorization, execution, delivery, nor performance by the Borrower of this Agreement or of any other Loan Documents, nor the performance of the transactions contemplated hereby or thereby will violate any provision of the corporate charter or by-laws of the Borrower, and none of the foregoing do or will with the passage of time or the giving of notice, result in a breach of, or result in a default or require any consent under or result in the creation of any additional lien, charge or encumbrance upon any property or assets of the Borrower pursuant to, any instrument or agreement to which the Borrower is a party or by which the Borrower or its respective properties may be bound or affected.

     5.4 Financial Condition. The consolidated balance sheet of the Borrower dated as of February 1, 1997 (the "Balance Sheet"), and statements of income, changes in financial position and shareholders' equity of the Borrower for the fiscal period ending on that date, including any related


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notes,  certified by the independent  certified public  accountant,  pursuant to their audit of the financial records of the Borrower (collectively, the "Financial Statements"), and the unaudited financial statements dated as of November 1, 1997, all of which were heretofore furnished to the Lender, are (and each furnished in the future will be) true, correct and complete and fairly present the financial condition of the Borrower as of the date of such statements; provided that such Financial Statements do not reflect the recent acquisition of seventeen (17) stores. Other than as reflected in such financial statements, the Borrower has no direct or contingent obligations or liabilities which are or would be material to the financial condition of the Borrower, nor any material unrealized or unanticipated losses from any commitment of the Borrower. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. Since the date of the original, pre-closing Financial Statements, there has been no material adverse change in the business or assets, or in the condition or prospects, financial or otherwise, of the Borrower, considered on a consolidated basis, from that set forth in the Financial Statements. Since the date of the most recently submitted Financial Statements, there has been no material adverse change in the business or assets, or in the condition or prospects, financial or otherwise, of the Borrower, considered on a consolidated basis, from that set forth in the most recently submitted Financial Statements.

     5.5 Pending Litigation. There are no suits or proceedings pending, or to the knowledge of the Borrower, threatened, before any court or by or before any governmental or regulatory author ity, commission, bureau or agency or public regulatory body against or affecting the Borrower or any of its Subsidiaries, or any of the rights or assets or businesses of Borrower or any of its Subsidiaries, which if adversely determined might have a material adverse effect on the financial condition or business of the Borrower or any of its Subsidiaries, considered on a consolidated basis.

     5.6 Payment of Taxes. The Borrower and its Subsidiaries each has properly prepared and filed or caused to be properly prepared and filed all federal, state and local tax returns which are required to be filed and have paid all taxes shown thereon to be due. No extensions of any statute of limitations are in effect with respect to any tax liability of the Borrower or any of its Subsidiaries.

     5.7 Certain Agreements. Borrower is not, and Borrower's Subsidiaries are not, a party to any agreement or instrument or subject to any court order or governmental decree adversely affecting any of their business properties or assets, operations or condition (financial or otherwise) in any material respect.

     5.8 Authorization, Etc. All authorizations, consents, approvals and licenses required under the corporate charter or by-laws of the Borrower and its Subsidiaries or under applicable law or regulation for the ownership or operation of the property owned or operated by the Borrower and its Subsidiaries or the conduct of any business or activity conducted by the Borrower and its Subsidiaries have been duly issued and are in full force and effect, and the Borrower and its Subsidiaries each is not in default, nor has any event occurred which with the passage of time or the giving of notice, or both, would constitute a default under any of the terms or provisions thereof, or under any order, decree, ruling, regulation or other decision or instrument of any governmental

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commission,  bureau or other  administrative  agency or public  regulatory  body having jurisdiction over the Borrower and its Subsidiaries, which default might have a material adverse effect on the financial condition or business of
Borrower,   considered  on  a  consolidated  basis.  No  approval,   consent  or
authorization of or filing or registration with any governmental commission, bureau or other regulatory authority or agency is required with respect to the execution, delivery or performance of any of the Loan Documents.

     5.9 Use of Loan. The proceeds of the Advances shall be used exclusively for the purpose of warehouse modernization and to meet the needs of Borrower's ordinary course of business.

     5.10 No Violation. The execution, delivery and performance by Borrower of the Loan Documents does not and will not result in the breach of or constitute a default, which default materially affects the financial condition of the Borrower, considered on a consolidated basis, under any indenture or loan or credit agreement or any other agreement in effect as of the date hereof or any lease or instrument to which the Borrower or its Subsidiaries is a party or by which it or its properties may be bound or affected, and do not and will not violate any provision of law or regula tion applicable to the Borrower or its Subsidiaries, or any writ, order or decree of any court or governmental or regulatory authority or agency applicable to the Borrower or its Subsidiaries. Borrower or its Subsidiaries is not in default (and neither has there occurred any event which with the passage of time or the giving of notice would become a default), which default materially affects the financial condition of the Borrower, considered on a consolidated basis, in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which the Borrower or its Subsidiaries is a party, or any law, regulation, decree or order.

     5.11 Binding Effect. Each of the Loan Documents constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms.

     5.12 No Indebtedness to Partial Affiliates. Either (a) Borrower has no Partial Affiliates, or (b) if Borrower has any Partial Affiliates, then Borrower has no Indebtedness to any of its Partial Affiliates.

     5.13 Location of Chief Executive Office. Borrower's and its Subsidiaries chief executive office and principal place of business are located at the Borrower's address stated at the end of this Agreement. Borrower covenants to notify Lender in writing of any change in the facts set forth in this Section or in the name of Borrower or its Subsidiaries thirty (30) days prior to any such change, and such notice shall refer to this Section.

     5.14 Location of Records and Property. Borrower's headquarters and primary warehouse are located on the Property. The records pertaining to the Property are located at the address stated at the end of this Agreement. The Property of Borrower is located at the address stated at the end of this Agreement. Borrower shall keep the Property and the records pertaining thereto in and at the herein described locations and shall provide Lender not less than thirty (30) days prior written notice of any changes in or additions to the locations where the Property and/or records pertaining thereto are used, kept, stored or maintained.

     5.15 Ownership of Property; No Liens. Borrower is the sole owner of the Property which is now carried on its books and reflected on its Financial Statements, and has valid leasehold interests in its Property which it purports to lease. The Property is free from all Liens, other than Liens permitted by the exceptions set forth in the Negative Pledge Agreement.

     5.16 Indebtedness. As of the date of execution hereof, the outstanding Indebtedness of Borrower does not exceed $6,700,000.00 in the aggregate.

     5.17 Accuracy of Information. All information furnished to the Lender by the Borrower for purposes of this Agreement or any Loan document or any transaction contemplated hereby or thereby is, and all such information hereinafter furnished will be, true and accurate on the date furnished and will not omit any material fact necessary to make such information not misleading at such time.


6.       AFFIRMATIVE COVENANTS OF THE BORROWER

     Borrower covenants and agrees that from the date of execution of this Agreement and until the payment in full of the principal of and interest upon the Note and all other Obligations.

     6.1 Reporting Requirements. The Borrower will, unless the Lender shall otherwise consent in writing, furnish to the Lender:

     (a) A company prepared consolidated quarterly balance sheet and income statement together with year to date summaries within forty-five (45) days of the end of each quarter, or as soon as the information is reasonably available.

     (b) Audited annual financial statements, including balance sheets and income statements, prepared by a certified public accounting firm of national recognition, within ninety (90) days of the end of each fiscal year.

     (c) Promptly after the commencement thereof, notice of all actions, suits and proceedings of the type described in Section 4.1(d) before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower;

     (d) As soon as possible and in any event within ten days after the occurrence of each Default or Event of Default, the statement of the chief financial officer or Treasurer of the Borrower setting forth details of such Default or Event of Default and action which the Company proposes to take with respect thereto; and

     (e) As soon as possible and in any event within ten days after the occurrence thereof, notice as to any other event which with the passage of time, the giving of notice or otherwise, might result in a material adverse change in the financial condition, business or prospects of the Borrower, considered on a consolidated basis;

     (f) Such other information respecting the business, properties or the condition or operations, financial or otherwise, of the Borrower or any of its Affiliates as the Lender may from time to time reasonably request.

     6.2 Loan Proceeds. The Borrower will use the proceeds of the Advances only for the purposes set forth in this Agreement, and will furnish the Lender with all evidence that it may rea sonably require with respect to such use.

     6.3 Maintenance of Business and Properties; Insurance. Borrower and its Subsidiaries will continue to engage in all of their businesses of the same general nature as the business engaged in by Borrower and its Subsidiaries during the present and preceding fiscal year; at all times maintain, preserve and protect all of their material franchises and trade names and preserve all Borrower's and its Subsidiaries tangible property used or useful in the conduct of their business and keep the same in good repair, working order and condition, ordinary wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, betterments, and improvements thereto so that the business carried on in connection therewith may be conducted properly and advantageously at all times. Borrower and its Subsidiaries shall continue all of their current operations in their names, and Borrower shall not commence any operation or business in competition with the current operations and businesses of Borrower and its Subsidiaries. Borrower shall maintain or cause to be maintained hazard insurance covering all such tangible real or personal property in such amounts, written on such companies and in such forms as are reasonably satisfactory to the Lender. Borrower shall also maintain adequate liability insurance in such amounts, written on such companies and in such form as is reasonably satisfactory to Lender. The Borrower shall, at the request of Lender, furnish to Lender copies of all such insurance policies and certificates evidencing such insurance coverage.

     6.4 Financial Covenants of Borrower. The Borrower and Borrower's Subsidiaries on a consolidated basis shall, until payment in full of all indebtedness, maintain the following financial position and ratios in accordance with generally accepted accounting principles, consistently applied, measured at the end of each fiscal quarter.

     (a) Consolidated Tangible Net Worth. The consolidated Tangible Net Worth shall not be less than $100,000,000.00.

     (b) Net Income. Net Income together with depreciation and amortization shall equal at least two percent (2%) of revenue measured quarterly on a trailing four fiscal quarter basis.

     (c) EBITDA to Debt Service. The ratio of EBITDA to Debt Service shall be equal to or greater than 2.00 to 1.00, with EBITDA measured quarterly on a trailing four fiscal quarter basis.

     6.5 No Advances to Partial Affiliates. Without the written consent of Lender, Borrower shall not advance funds to any Partial Affiliate of Borrower. No Indebtedness shall be permitted to exist to Borrower from any Partial Affiliate of Borrower without Lender's written consent.

     6.6 Schedules of Advances. Borrower shall deliver to Lender at the end of each fiscal quarter during the term of this Agreement schedules listing all advances and Indebtedness from Borrower to any Partial Affiliates of Borrower.

     6.7 Borrower Compliance Certificates. Borrower shall deliver to Lender at the end of each fiscal quarter during the term of this Agreement a Compliance Certificate signed by the Chief Financial Officer or Treasurer of Borrower in substantially the form of Exhibit "B" to this Agreement.

     6.8 Payment of Taxes. Borrower and its Subsidiaries will pay and discharge all taxes, assessments, and governmental charges or levies imposed upon Borrower or upon its income or profits, or upon any other properties belonging to Borrower and its Subsidiaries, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Borrower and its Subsidiaries.

     6.9 Compliance with Laws, etc. Borrower and its Subsidiaries will comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which might have a material adverse effect on the business, operation or credit of Borrower, considered on a consolidated basis.

     6.10 Books and Records. Borrower and its Subsidiaries shall keep true and correct records and books of account, in which entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions. Lender or its representatives shall be afforded reasonable access to and the right to examine and copy any such books and records at any time during normal business hours and the right to inspect the Borrower's and its Subsidiaries premises and business operations of Borrower and its Subsidiaries. If Lender retains a third party to conduct such examination, then Borrower shall pay the reasonable expenses of the third party.

     6.11 Further Assurances. Borrower shall execute, at Borrower's expense, all notices and other instruments and make all filings and recordings that the Lender shall reasonably request in order to assure that the Lender at all times holds duly executed, delivered, filed and recorded Negative Pledge Agreements of first priority in the Property.

7.       NEGATIVE COVENANTS OF THE BORROWER

     Borrower covenants and agrees that from the date of execution of this Agreement and until the payment in full of the principal of and interest upon the Note, the Borrower will not, without the prior written consent of the
Lender:

     7.1 Liens. Create or grant any Lien upon or with respect to any of the Property, except in favor of Lender and except as permitted by the exceptions set forth in the Negative Pledge Agreement.

     7.2 Indebtedness to Partial Affiliates. Create, incur, or assume any additional Indebtedness to any Partial Affiliates.

     7.3 Lease Obligations. Create, incur, or permit any leases or agreements to lease the Property, except as permitted by the exceptions set forth in the Negative Pledge Agreement.

     7.4 Assumptions, Guaranties, Etc., of Indebtedness of Other Persons. Assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any Indebtedness of any Person, except: (i) guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; or (ii) indemnities executed in connection with the recent acquisition of 17 stores; or (iii) any other guaranties of the Borrower and its Subsidiaries incurred in the ordinary course of business but not to exceed $1,000,000.00 in the aggregate.

     7.5 Mergers, Etc. Merge or consolidate with, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person.

     7.6 Sales, Etc., of Assets. Sell, assign, lease or otherwise dispose of any part of the Property, except in favor of Lender and except as permitted by the exceptions set forth in the Negative Pledge Agreement.

     7.7 Loans or Advances to or Investments in Other Persons. Make any loan or advance to any Person, except loans to employees up to an aggregate of $1,000,000.00, or purchase or otherwise acquire the capital stock, assets or obligations of, or any interest in, any Person, other than readily marketable direct obligations of the United States of America and certificates of time deposit or commercial paper issued by banks or bank holding companies of recognized standing operating in the United States of America and having total assets of at least $50,000,000.

     7.8 Dividends,  Etc.  Declare or pay any cash dividends  which would reduce the  Borrower's  Tangible  Net Worth below  $100,000,000.00;  redeem,  retire or otherwise acquire for value any of its capital stock now or hereafter outstanding which would reduce the Borrower's Tangible Net Worth below $100,000,000.00; return any capital to its stockholders as such which would reduce the Borrower's Tangible Net Worth below $100,000,000.00; make any distribution of assets to its stockholders as such which would reduce the Borrower's Tangible Net Worth below $100,000,000.00; or repay Indebtedness owed its stockholders which would reduce the Borrower's Tangible Net Worth below $100,000,000.00.

     7.9 Capital Expenditures. Make capital expenditures, other than capital expenditures financed by proceeds of this Loan, on a consolidated basis in any fiscal year in an aggregate amount in excess of $15 million.

     7.10  Transactions  With  Partial  Affiliates.   Enter  into  any  material
transactions with any Partial Affiliate.

     7.11 Contracts Prohibiting Compliance with Article 7. Enter into any contract or other agreement which would prohibit or in any way restrict the ability of the Borrower or its Subsidiaries to comply with the provisions of this Article 7.


8.       EVENTS OF DEFAULT

     8.1 Events of Default. If any one of the following events ("Events of Default") shall ----------------- occur:

     (a) Any representation or warranty made by the Borrower herein, in any other Loan Document, or in any certificate or report furnished by the Borrower hereunder or thereunder, shall prove to have been incorrect in any material respect when or as of when made; or

     (b) (i) Default  shall be made by the  Borrower  in the payment  within ten
(10) days of the due date of any principal or interest on the Note, or (ii) there shall be any default in the payment, when due, of any other indebtedness to any third party creditor, except that default upon any indebtedness to any third party creditor shall not be a default so long as the aggregate of all indebtedness in default to all third party creditors does not exceed one million dollars ($1,000,000.00).

     (c) Default shall be made by the Borrower in any of its  obligations  under
Section 6.1 (relating to reporting requirements) or Section 6.4 (relating to financial covenants) and shall not be cured within ten (10) days after written notice thereof by the Lender to the Borrower; or

     (d) Borrower shall breach a covenant in the Negative Pledge Agreement; or

     (e) Default shall be made by the Borrower in the due observance or performance of any other covenant, condition or agreement on the part of Borrower to be observed or performed under the terms of this Agreement or the other Loan Documents and shall not be cured within thirty (30) days after written notice thereof by the Lender to the Borrower (this cure period shall not apply to defaults specified in the other subsections of this Section); or

     (f) A final judgment shall be rendered against the Borrower or any of its Subsidiaries for the payment of money which, after deducting the amount of any insurance proceeds paid or payable to or on behalf of the Borrower or any of its Subsidiaries in connection with such judgment, is in excess of $1,000,000.00, and the same shall remain undischarged for a period of 30 days, during which period execution shall not effectively be stayed. If a dispute exists with respect to the liability of any insurance underwriter under any insurance policy of the Borrower, no deduction under this subsection shall be made for the insurance proceeds which are the subject of such dispute; or

     (g) The Borrower or any of its Subsidiaries shall (1) voluntarily terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of the Borrower or any of its Subsidiaries, or of all or of a substantial part of the assets of the Borrower or any of its Subsidiaries, (2) admit in writing its inability, or be generally unable, to pay its debts as the debts become due, (3) make a general assignment for the benefit of its creditors, (4) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (5) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (6) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or applicable state bankruptcy laws or (7) take any corporate action for the purpose of effecting any of the foregoing; or

     (h) Without his or its application, approval or consent, a proceeding shall be commenced, in any court of competent jurisdiction, seeking in respect of the Borrower or any of its Subsidiaries: the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debt, the appointment of a trustee, receiver, liquidator or the like of the Borrower or any of its Subsidiaries or of all or any substantial part of the assets of the Borrower, or other like relief in respect of the Borrower or any of its Subsidiaries under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; and, if the proceeding is being contested in good faith by the Borrower or any of its Subsidiaries, as the case may be, the same shall continue undismissed, or unstayed and in effect for any period of thirty (30) consecutive days, or an order for relief against the Borrower or any of its Subsidiaries shall be entered in any involuntary case under the Bankruptcy Code or applicable state bankruptcy laws; or

     (i) Any foreclosure or other proceedings shall be commenced to enforce, execute or realize upon any lien, encumbrance, attachment, trustee process, mortgage or security interest in Property of Borrower or any of its Subsidiaries, but only if such Property has an aggregate value in excess of $500,000.00. .

     THEREUPON, in the case of any such event, other than an event described in subsection (g) or (h) of this Section 8.1, the Lender may, at its option: (A) immediately reduce to zero the Commitment hereunder, and/or (B) immediately declare any Obligations not otherwise due and payable at such time to be forthwith due and payable, whereupon the same shall become forthwith due and payable; and, in the case of any event described in subsection (g) or (h) of this Section 8.1, the Commitment hereunder shall automatically be reduced to zero, without any action on the part of the Lender, and any Obligation not otherwise due and payable at such time shall become immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding; and, further, in each and every such occurrence the Lender may proceed to protect and enforce its rights by suit in equity, action or law and/or other appropriate proceedings either for specific performance of any covenant or condition contained in this Agreement or in any instrument or assignment delivered to the Lender pursuant to this Agreement, or in aid of the exercise of any power granted in this Agreement or any instrument or assignment.


9.       MISCELLANEOUS

     9.1 No Waiver, Remedies Cumulative. No failure on the part of the Lender to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

     9.2 Survival of Representations. All representations and warranties made herein shall survive the making of the Advances hereunder and the delivery of the Note.

     9.3 Indemnity; Costs, Expenses and Taxes. The Borrower agrees to pay on demand all reasonable out of-pocket costs and reasonable expenses of the Lender in connection with the preparation, execution and delivery of this Agreement and any other Loan Documents, including the reasonable fees and out-of-pocket expenses of Messrs. Wyatt, Tarrant & Combs special counsel for the Lender, with respect thereto. After any Event of Default hereunder, Borrower agrees to pay on demand all reasonable fees and out-of-pocket expenses of legal counsel, independent public accountants and other outside experts retained by the Lender and incurred in connection with the enforcement of any of the Loan Documents or the protection of any of the Lender's rights thereunder, including, without limitation, any internal costs, including personnel costs of the Lender, incurred in connection with such administration and enforcement. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of any Loan Documents, and agree to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. All obligations provided for in this Section shall survive any termination of this Agreement.

     9.4 Notices. Unless telephonic notice is specifically permitted pursuant to the terms of this Agreement, any notice or other communication hereunder to any party hereto shall be by telegram, telex or registered or certified mail (return receipt requested) and shall be effective upon actual receipt or, if earlier, three (3) days after notice is sent, return receipt requested, postage prepaid, to such party. Notice shall be in the mails, postage prepaid, addressed to the party at its address specified beneath its signature hereto (or at any other address that such party may here after specify to the other parties in writing).

     9.5 Tennessee Law. This Agreement and each of the Loan Documents shall be deemed a contract made under the law of the State of Tennessee and shall be governed by and construed in accordance with the internal laws of said state (without regard to its conflict of laws rules).

     9.6 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Borrower and the Lender, and their respective successors and assigns; provided that the Borrower may not assign any of its rights hereunder.

     9.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

     9.8 Jurisdiction, Service of Process.

     (a) Any suit, action or proceeding against the Borrower with respect to any of the Loan Documents or any judgment entered by any court in respect of any thereof may be brought in a court of competent jurisdiction in Shelby County, Tennessee as the Lender (in its sole discretion) may elect, and Borrower hereby accepts the nonexclusive jurisdiction of such courts for the purpose of any suit, action or proceeding.

     (b) In addition, Borrower hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any of the Loan Documents or any judgment entered by any court in respect thereof brought in any court of competent juris diction in Shelby County, Tennessee, and hereby further irrevocably waives any claim that any suit, action or proceeding brought in any such court of competent jurisdiction has been brought in an inconvenient forum.

     9.9 Limit on Interest. Anything herein or in the Note to the contrary notwithstanding, the obligations of the Borrower under this Agreement and the Note to the Lender shall be subject to the limitation that payments of interest to the Lender shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender (if any) or the Borrower which limit the maximum rate of interest which may be charged or collected by the Lender; provided, however, that nothing herein shall be construed to limit the Lender to presently existing maximum legal rates of interest, if an increased interest rate is hereafter permitted by reason of applicable federal or state legislation.

     9.10 Amendments, Modifications, Waivers. This Agreement and the other Loan Documents may be amended, modified or waived only by a writing executed by the Lender and the Borrower.

     9.11 Checklist Items. Without limitation, Borrower agrees to provide all items shown on the closing checklist attached as Exhibit "D", in form and substance satisfactory to Lender on or before Loan closing, except the items marked as "post-closing" shall be provided within the number of days after the date hereof which are specified on the checklist.

     9.12 ERISA.

     (a) ERISA Terms. Certain terms used in this Loan Agreement aredefined in ERISA. When and if used in this Loan Agreement, such terms shall have the meanings given them in ERISA. Specifically, the following terms shall have the following meanings:

     "Accumulated Funding Deficiency" means an "accumulated funding deficiency" as defined in Section 302 of ERISA or Section 412(a) of the Internal Revenue Code (the "Code").

     "Commonly Controlled Entity" means any trade or business(whether or not incorporated) which is under "common control" (as defined in the Code) and of which the Borrower or any of it Subsidiaries is a part.

     "Multiemployer Plan" means a multiemployer plan (as defined in ERISA) to which the Borrower, or any Commonly Controlled Entity, as appropriate, has or had an obligation to contribute.

     "Plan" means any pension, profit sharing, savings, stock bonus or other deferred compensation plan which is subject to the requirements of ERISA, together with any related trusts, including any Plan the obligations of which have been assumed by Borrower.

     "Prohibited  Transaction"  means a "prohibited  transaction"  as defined in
Section 406 of ERISA or Section 4975 of the Code.

     "Reportable Event" means a "reportable event" as defined by Title IV of ERISA.

     (b) ERISA Representation. (i) Any Plan established and maintained by the Borrower, its Subsidiaries or any Commonly Controlled Entity that is intended to qualify as a tax-exempt employee plan under Section 401(a) of the Code, has received a determination of the Internal Revenue Service that such Plan does so qualify in form, and there is no current matter which would materially adversely affect the qualified tax-exempt status of any such Plan; (ii) neither Borrower, its Subsidiaries, nor any Commonly Controlled Entity has engaged in or is engaging in any Prohibited Transaction; and (iii) neither Borrower, its subsidiaries nor any Commonly Controlled entity (a) maintains any Plan subject to Section 412 of the Code or Title IV of ERISA or (b) participates or has ever participated in a Multiemployer Plan.

     (c) ERISA Compliance. Borrower shall not (i) restate or amend any Plan established and maintained by Borrower or any Commonly Controlled Entity, in a manner designed to disqualify such Plan under the applicable requirements of the Code; (ii) take or fail to take any action or permit any Commonly Controlled Entity to take or fail to take any action which would materially adversely affect the qualified tax-exempt status of any Plan of Borrower or any Commonly Controlled Entity; (iii) engage in or permit any Commonly Controlled Entity to engage in any Prohibited Transaction; (iv) incur or permit any Commonly Controlled Entity to incur any Accumulated Funding Deficiency, whether or not waived, in connection with any Plan; (v) participate in any Plan subject to Title IV of ERISA.

     9.13 Headings. The headings of this Agreement are for convenience only and are not to affect the construction of or to be taken into account in interpreting the substance of this Agreement.

     9.14 Waiver of Notice, Etc. Except to the extent that written notice is required under the express provisions of this Agreement, Borrower waives demand, notice, protest, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notice of any description. With respect both to the Obligations and collateral, the Borrower assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, to the addition or release of any party or persons primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable.

     9.15 Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     9.16 Entire Agreement. This Agreement and the other Loan Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects here of and thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (as an instrument under seal in the case of the Borrower) as of the date first above written.

                                       BORROWER:

                                       FRED'S, INC.

                                       By:

                                          Its:

                                          4300 New Getwell Road
                                          Memphis, Tennessee 38118


                                       LENDER:

                                       UNION PLANTERS BANK, NATIONAL ASSOCIATION

                                       By:
                                          Victoria E. Docauer
                                          Vice President, Corporate Lending

                                          6200 Poplar Avenue, HQ4
                                          Memphis, TN 38119

                                       For correspondence:

                                       P.O. Box 387
                                            HQ4
                                       Memphis, TN 38147

                                       For payments:

                                       P.O. Box 2121
                                       Memphis, TN 38159-0001

                                   Exhibit "A"

                        Legal Description of the Property


     The following described real estate, situated and being in the City of Memphis, County of Shelby, State of Tennessee, to-wit:

                                   Exhibit "B"


                       COMPLIANCE CERTIFICATE FOR BORROWER

     The undersigned, the ____________________ officer of Fred's, Inc. (the "Borrower"), does hereby certify on behalf of the Borrower pursuant to Section 4.1(f) and Section 6.7 of the Term Loan Agreement dated _______________________, 1998 (as the same may be amended from time to time, the "Agreement") by and between the Borrower and Union Planters Bank, N.A. (the "Lender") as follows. Capitalized terms used and not otherwise defined herein shall have the same meanings as in the Agreement.

     1. No Event of Default as defined in Article 8 of the Agreement, and no event with which notice and/or lapse of time could become an Event of Default, has occurred and is continuing;

     2. The representations and warranties of the Borrower contained in Article 5 of the Agreement are true on and as of the date hereof, with the same force and effect as if such repre sentations and warranties had been made on and as of the date hereof;

     3. The conditions precedent to each Advance contemplated in the Agreement, contained in Section 4.1 of the Agreement, have been met and performed as of the date hereof;

     4. There has been no material adverse change in the financial condition, business or prospects of the Borrower, considered on a consolidated basis, since the date of the original pre- closing Financial Statements or since the date of the most recently submitted Financial Statements;

     5. Borrower is in compliance with the covenants of Articles 6 and 7 of the Agreement;

     6. Consolidated Tangible Net Worth is $__________________, which is equal to or greater than $100,000,000.00;

     7. Net Income together with depreciation and amortization is $__________________. Two percent (2%) of revenue measured quarterly on a trailing four fiscal quarter basis is $ ______________________. Net Income together with depreciation and amortization is at least equal to two percent (2%) of revenue measured quarterly on a trailing four fiscal quarter basis;

     8. EBITDA measured quarterly on a trailing four fiscal quarter basis is $_________________. Debt Service is $__________________. The ratio of EBITDA to
Debt Service is __________________, which is equal to or greater than 2.00 to 1.00; and

                    COMPLIANCE CERTIFICATE FOR BORROWER
                                     page 2


     9. There is no Indebtedness to Borrower from any Partial Affiliate. No funds have been advanced by Borrower to a Partial Affiliate.

     WITNESS my hand this ____ day of ______________________, 1998.



                                 BORROWER:
                              FRED'S, INC.

                                       By:
                             Name (Print):
                                      Its:

                                   Exhibit "C"


                          [Form of Opinion of Counsel]

                                  Letterhead of

                                                          ________________, 1998
Union Planters Bank, National Association
6200 Poplar Avenue, HQ4
Memphis, Tennessee 38119

Gentlemen:

     We are furnishing this opinion to you (the "Bank") pursuant to Section 4.2(b) of the Term Loan Agreement dated as of ____________________, 1998, between Fred's, Inc. (the "Company"), and the Bank (the "Agreement"). Capitalized terms used, but not otherwise defined, herein have the same meaning as in the Agreement.

     We are general counsel to the Company and, as such, we are familiar with the organization and corporate powers, and have examined the [charter] and By-Laws (in each case as amended to date) and the records of meetings of directors and shareholders of the Company. We advised the Board of Directors of the Company in connection with the authorization of the Agreement and the other Loan Documents (as defined in the Agreement) and the granting of security interests in the Collateral by the Company pursuant to the Agreement.

     We  have  examined  the  Loan  Documents  and  such  other   documents  and
certificates as we have deemed necessary or advisable to enable us to render this opinion.

     The opinions hereinafter expressed are qualified (1) to the extent that the validity or enforceability of any provisions in the Agreement, the Note, or of any rights granted to you pursuant to any of the foregoing, may be subject to and affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally and (2) to the extent that the remedy of specific performance may be unavailable in any jurisdiction or may be withheld as a matter of judicial discretion.

     Based upon the foregoing, we are of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee.

     2. The Company has all requisite corporate power and authority to execute and deliver the Loan Documents and to incur and perform the obligations under the Loan Documents.

     3. The making and performance by the Company of the Loan Documents has been duly authorized by all necessary corporate action and will not cause or constitute a violation of any provision of law or of the corporation's charter or By-Laws.

     4. The Loan Documents have been duly authorized, executed and delivered by the Company and each constitutes the legal, valid and binding agreement of the Company and are enforceable against the Company in accordance with its terms.

     5. Except for such consents, approvals, authorizations, and exemptions as have been obtained, no consent, authorization, or approval of, or exemption by, any Federal, state or local regulatory authority must be obtained as of the date hereof by the Companies in connection with its execution, delivery or performance of the Loan Documents.

     6. Neither the execution and delivery of the Loan Documents by the Company nor the consummation of the transactions contemplated thereby, will result in any breach or violation of any provisions of, or constitute (with or without the passage of time or the giving of notice) a default or require any consent
(except such as have been duly obtained) under, any agreement or other instrument of which the Company is a party or by which the Company's assets or properties may be bound, or will result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever on any of the assets or properties of the Company. [The opinion letter may indicate reliance upon a certificate of the Company with respect to this paragraph.]

     7. There is no suit or proceeding pending or, to our knowledge, threatened against the Company, which, if adversely determined, could have a material adverse effect on the financial condition or business of the Company, considered on a consolidated basis, or in its ability to fulfill its obligations under the Loan Documents. [The opinion letter may indicate reliance upon a certificate of the Company with respect to this paragraph.]


                                       Very truly yours,

                                   EXHIBIT "D"


                        [SEE ATTACHED CLOSING CHECKLIST]

                       COMPLIANCE CERTIFICATE FOR BORROWER

         The undersigned, the ____________________ officer of Fred's, Inc. (the "Borrower"), does hereby certify on behalf of the Borrower pursuant to Section 4.1(f) and Section 6.7 of the Term Loan Agreement dated _______________________, 1998 (as the same may be amended from time to time, the "Agreement") by and between the Borrower and Union Planters Bank, N.A. (the "Lender") as follows. Capitalized terms used and not otherwise defined herein shall have the same meanings as in the Agreement.

     1. No Event of Default as defined in Article 8 of the Agreement, and no event with which notice and/or lapse of time could become an Event of Default, has occurred and is continuing;

     2. The representations and warranties of the Borrower contained in Article 5 of the Agreement are true on and as of the date hereof, with the same force and effect as if such repre sentations and warranties had been made on and as of the date hereof;

     3. The conditions precedent to each Advance contemplated in the Agreement, contained in Section 4.1 of the Agreement, have been met and performed as of the date hereof;

     4. There has been no material adverse change in the financial condition, business or prospects of the Borrower, considered on a consolidated basis, since the date of the original pre- closing Financial Statements or since the date of the most recently submitted Financial Statements;

     5. Borrower is in compliance with the covenants of Articles 6 and 7 of the Agreement;

     6. Consolidated Tangible Net Worth is $__________________, which is equal to or greater than $100,000,000.00;

     7. Net Income together with depreciation and amortization is $__________________. Two percent (2%) of revenue measured quarterly on a trailing four fiscal quarter basis is $ ______________________. Net Income together with depreciation and amortization is at least equal to two percent (2%) of revenue measured quarterly on a trailing four fiscal quarter basis;

     8. EBITDA measured quarterly on a trailing four fiscal quarter basis is $_________________. Debt Service is $__________________. The ratio of EBITDA to
Debt Service is __________________, which is equal to or greater than 2.00 to 1.00; and

                    COMPLIANCE CERTIFICATE FOR BORROWER
                                     page 2


     9. There is no Indebtedness to Borrower from any Partial Affiliate. No funds have been advanced by Borrower to a Partial Affiliate.

     WITNESS my hand this ____ day of ______________________, 1998.



                                       BORROWER:
                                                FRED'S, INC.

                                            By:
                                  Name (Print):
                                           Its:

                                 PROMISSORY NOTE

May    , 1998                                                 Loan #
$12,000,000.00                                                Memphis, Tennessee


     FOR VALUE RECEIVED, the undersigned, FRED'S, INC., a Tennessee Corporation, promises to pay to the order of UNION PLANTERS BANK, NATIONAL ASSOCIATION, a national banking association with offices in Memphis, Tennessee (hereinafter "Bank") or to the order of any subsequent holder hereof, in lawful money of the United States of America, the lesser of (i) Twelve Million and No/100ths Dollars ($12,000,000.00), or (ii) such sums as the Bank may advance under the terms of that certain Term Loan Agreement of even date herewith (the "Agreement"), together with interest on the unpaid principal balance from the date hereof at the rate of Six and 82/100 percent (6.82%) per annum until maturity.

     It is agreed that interest may be calculated on the basis of a 360-day year unless calculation on that basis would result in Bank receiving interest at a rate in excess of the maximum rate of interest which Bank as a national bank, is permitted by law to contract for and charge, in which case the principal debt evidenced hereby shall bear interest at such maximum rate.

     Subject to the terms hereof, the principal and interest due hereunder shall be payable a follows:

         (i)      Interest Only.

                  From the date hereof, all interest accrued hereon at the rate of interest described above shall be payable monthly, commencing on the first day of the second calendar month following the initial advance hereunder, and continuing on the first day of each consecutive month thereafter, and all accrued but unpaid interest shall be due and payable on November 1, 1998 (the "Conversion Date") or such other time the Bank may accelerate the maturity pursuant to the terms of the Agreement; and

         (ii)     Amortization.

                  After the Conversion Date, the rate of interest accrual described above shall continue to apply, and no further advances shall be permitted. However, amortized payments of principal and interest shall commence. Commencing on the first day of the month next following the Conversion Date, principal and interest shall be repaid in equal monthly installments of blended principal and interest based on an eighty-four (84) month amortization period. Notwithstanding any provision herein or elsewhere contained to the contrary, the loan shall mature and all unpaid principal, accrued interest and other sums due in connection with this Note or the Agreement shall be due and payable in full on November 1, 2005, unless accelerated earlier pursuant to the terms of the Agreement.

     All installments of principal and interest shall be paid to Bank at P.O. Box Number 387, Memphis, Tennessee 38147 or to such other person or at such other place as Bank or the holder hereof may designate in writing from time to time.

     The principal, as evidenced by this note, shall bear interest, from the date of maturity (whether by demand, acceleration or otherwise) until this note is fully satisfied, at the maximum rate of interest which Bank as a national bank, is permitted by law to contract for and charge on the date hereof or at such maximum rate so permitted on the maturity date thereof, whichever is greater. Any renewal or extension of the principal evidenced by this note shall bear interest at the rate of interest set by Bank at that time, not to exceed the maximum rate which Bank, as a national bank, is permitted by law to contract for and charge on the date of this note or such maximum rate so permitted on the date of such renewal or extension, whichever is greater. Borrower hereby agrees to pay to Bank all expenses directly related to the loan evidenced hereby incurred or to be incurred in its making, servicing or collection, including reasonable attorney's fees. Borrower agrees to pay to Bank all reasonable charges for services rendered or to be rendered by its officers or employees indirectly for the collection of the loan evidenced hereby.

     At the option of Bank, the undersigned agrees to pay a late charge, not to exceed six (6) cents ($0.06) for each dollar ($1.00) or fraction thereof of any installment when paid more than ten (10) days after the due date thereof, which late charge is to cover the extra expense involved in handling late payments.

     The undersigned hereby is granted the privilege of prepaying the indebtedness evidenced by this Note, in whole or in part, upon the payment of a prepayment fee to Bank, in an amount calculated as follows: (a) no prepayment fee if repaid before October 1, 1998; (b) two percent (2%) of the principal being repaid, if repaid on or after October 1, 1998 and on or before October 1, 2000; (c) one percent (1%) of the principal being repaid, if repaid after October 1, 2000 but on or before October 1, 2002; and (d) no prepayment fee if repaid after October 1, 2002.

     Any payments received by the Bank on account of this Note prior to acceleration shall be applied first to any costs, expenses, or charges then owed the Bank by the Borrower, second to accrued and unpaid interest, and third to the unpaid principal balance hereof.

     Default in the payment of this Note shall not relieve the undersigned of the obligation to pay prepayment fees, if any, and late charges as hereinabove provided.

     If this Note is placed in the hands of an attorney for collection, by suit or otherwise, the undersigned shall pay all reasonable costs of collection and reasonable attorney fees incurred by Bank (including, but not limited to, any attorney fees incurred in any bankruptcy proceeding in which the undersigned or any successor, assignor or guarantor hereof appears as a debtor) and including all costs and expenses incurred in collecting or attempting to collect or securing or attempting to secure this Note or enforcing or attempting to enforce the holder's rights with respect to the collateral securing this Note (including, but not limited to, any appraisal fees) or in connection with any of the foregoing, to the extent legally allowable by laws of the State of Tennessee or any other state where the collateral for this Note or any part thereof is situated.

     From and after the maturity date hereof or the date of default hereunder or under the Agreement, or the Negative Pledge Agreement (as defined below), the entire unpaid principal balance of the indebtedness evidenced hereby, together with all interest then accrued thereon, shall, at the absolute option of the holder hereof, at once become due and payable, without further demand or notice, the same being expressly waived.

     Nothing contained herein shall be construed or shall operate either presently or prospectively (i) to require the undersigned to pay interest at a rate greater than the lawful rate for which the undersigned may contract, but shall require payment to be made only to the extent of such lawful rate, nor
(ii) to require the undersigned to make any payment or to take any action contrary to law. If any amount of interest is paid herein in excess of that which the holder lawfully may receive, then any excess shall be applied to principal of this Note.

     The undersigned and any endorsers or guarantors hereof severally waive presentment, demand, protest, and notice of protest, demand, dishonor and non-payment and agree that Bank or any subsequent holder may, without releasing the liability of the undersigned or any endorser or guarantor hereof, grant extensions or renewals hereof in whole or in part, from time to time, without notice to any of them, successively or otherwise and for any term or terms and Bank or any such holder hereof shall not be liable for or prejudiced by the failure to collect or for a lack of diligence in bringing suit under this Note or any renewals or extensions hereof. Bank in its sole discretion reserves the right to extend and modify the loan evidenced by this Note, upon terms and conditions Bank may designate. TIME SHALL BE OF THE ESSENCE in the payment of all installments of principal and interest on this Note and the performance of the other obligations of the undersigned hereunder.

     No delay or omission by the Bank in exercising or enforcing any of the Bank's powers, rights, privileges, remedies, or discretion hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

     This Note shall be binding upon the Borrower and any endorser and guarantor hereof and upon their respective heirs, successors and representatives, and shall inure to the benefit of the Bank and its successors, endorsees, and assigns.

     If any provision hereof shall be construed to be invalid, unenforceable, or unlawful in whole or in part, then such clause or provision shall have no force and effect, as though not herein contained, and the remaining provisions hereof shall not be affected by such invalidity, unenforceability, or unlawfulness. Each term or provision hereof shall, however, be valid, operative, be in full force and effect, and be enforced to the fullest extent permitted by law.

     This Note is secured by a Negative Pledge Agreement (the "Negative Pledge Agreement") of even date herewith between the Bank and the undersigned and may now or hereafter be secured by other mortgages, trust deeds, assignments, security agreements, or other instruments of pledge or hypothecation.

     THIS NOTE HAS BEEN EXECUTED AND DELIVERED IN, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF TENNESSEE, EXCEPT TO THE EXTENT THAT FEDERAL LAW MAY CONTROL AS TO THE MAXIMUM RATE OF INTEREST WHICH MAY LAWFULLY BE CHARGED.

     THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR AGAINST THE UNDERSIGNED ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED (OR WHICH MAY BE DELIVERED IN THE FUTURE) IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP BETWEEN THE PARTIES TO THIS NOTE.

     This Note is delivered to the Bank at its principal office in Memphis, Tennessee. The Borrower, and each endorser and guarantor of this Note submits to the jurisdiction of the courts of the State of Tennessee for all purposes with respect to this Note, any collateral given to secure their respective liabilities to the Bank, and their respective relationships with the Bank.

     The Borrower has read all of the terms and conditions of this Note and acknowledges receipt of an exact copy of it.



                                  FRED'S, INC.
                                              a Tennessee Corporation


                                            By:

                                  Name (Print):

                                         Title: